UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 22, 2012

SKYPEOPLE FRUIT JUICE, INC.
(Exact name of registrant as specified in its charter)

Florida	001-34502	98-0222013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F, China Development Bank Tower, No. 2, Gaoxin 1st Road, Xi’an, PRC
(Address of principal executive offices)

710075
(Zip code)

86-29-88377161
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                Other Events.

On June 22, 2012, SkyPeople Fruit Juice, Inc. (the “Company”) issued a press release jointly with Absaroka Capital Management, LLC ("Absaroka") announcing that the Company, Absaroka and Absaroka’s principal, Kevin Barnes, reached an out-of-court settlement of litigation in the U.S. District Court for the District of Wyoming on June 22, 2012.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                                Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No. 99.1	Description A copy of the press release dated June 22, 2012 issued by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 22, 2012

SKYPEOPLE FRUIT JUICE, INC.

By: /s/ Yongke Xue
      Yongke Xue
      Chief Executive Officer